Customer Concentration	12 Months Ended
Dec. 31, 2024
Risks and Uncertainties [Abstract]
Customer Concentration

12.    Customer Concentration

During the year ended December 31, 2024, the Group had net sales to one major customer that constituted in excess of 10% of its net sales. Net sales to this customer represented approximately 95.73% of the Group’s net sales for the year ended December 31, 2024. During the year ended December 31, 2023, the Group had net sales to one major customer that constituted in excess of 10% of its net sales. Net sales to this customer represented approximately 82.52% of the Group’s net sales for the year ended December 31, 2023.

[1] This is based on the geographical segment of reporting entity’s operation, rather than sales destination.